EXHIBIT 99.1

[PHOTO OF SCIENCE EQUIPMENT]                      [PHOTO OF BOY]                      [PHOTO OF SCIENCE EQUIPMENT]

    STEVEN G. ANDERSON, PRESIDENT & CEO

[PHOTO OF SCIENCE EQUIPMENT]                      [PHOTO OF WOMAN AND CHILD]               [PHOTO OF SURGEON]

Forward Looking Statements

Statements made in this presentation that look forward in time or that express management's beliefs, expectations, hopes or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These future events may not occur as and when expected, if at all, and, together with the Company's business, are subject to various risks and uncertainties, including those detailed in CryoLife’s Form 10-K filing for the year ended December 31, 2010, and later SEC filings as well as on the last slide of this presentation. The Company does not undertake to update its forward-looking statements.

CryoLife Investment Highlights

Focused Business Model	• Products and technology addressing complex cardiac and vascular surgery
Diversified Product Portfolio	• Leading market share positions addressing $1B + total opportunity in various cardiovascular product segments
Specialized Sales Force	• ~70 person sales team; deep relationships with cardiac and vascular surgeons; distributors in 70 + countries
World Class Training Programs	• 200+ physicians trained per year at in-house facility and off-site workshops
Executing Strategic Acquisitions	• Cardiovascular companies with innovative technology
Robust Product Pipeline	• U.S. approval for PerClot & BioFoam could expand total addressable market by $1.5B in 2015

Market Leading Product Platforms

GRAPHIC SHOWING THE FOLLOWING:

•	Tissue Processing
•	Cardiac Allograft Tissue
•	Vascular Allograft Tissue

•	Medical Devices
•	Cardiogenesis
•	Investment in ValveXchange

•	Surgical Sealants & Hemostats
•	PerClot
•	BioGlue
•	BioFoam

Strategic Growth Objectives

Drive Revenue Growth  –  Expand Gross Margins  –  Improve Profitability

Acquisitive Growth
• Acquire innovative products and technologies to accelerate top line
• Focus on cardiac and vascular surgery
• Target deals that have a clear path to shareholder value
• Integrate products into global sales force
• Leverage commercial and clinical infrastructure

Organic Growth	• Commercialize innovative new products in core markets • Invest strong cash flow into R&D and clinical trials • Build leadership positions in base business

Recent Business Developments

•	Starch Medical – September, 2010
–	Worldwide distribution and manufacturing agreement for PerClot®, a novel second-generation hemostatic agent used in surgery
•	BioGlue Japan Launch – April, 2011
–	Provided entry into second largest worldwide market for surgical hemostats and sealants
•	Cardiogenesis – May, 2011
–	Accretive acquisition (excluding acquisition and integration costs), provided entry into Transmyocardial Revascularization (TMR) market with high margin medical device
•	ValveXchange – July, 2011
–	Lifetime heart valve replacement technology platform spun-off from Cleveland Clinic
–	19% initial equity ownership and right of first refusal to acquire Company

Diversified and Growing Market Opportunities

PIE CHARTS SHOWING THE FOLLOWING:

Total Addressable Market

$ in Millions

2011

BioGlue	$464
CardioGenesis	$175
BioFoam EU	$30
PerClot EU	$328
Allograft Cardiac Tissue	$50
Allograft Vascular Tissue	$68

2015

BioGlue	$698
CardioGenesis	$182
BioFoam EU	$34
PerClot EU	$468
Allograft Cardiac Tissue	$56
Allograft Vascular Tissue	$84

Focused Sales and Distribution

•	~70 (50 U.S.) person direct sales team poised to further penetrate cardiac and vascular surgeon market
•	Relationships with over 1,000 cardiac and vascular surgeons
•	Independent distributors covering 70+ countries
•	Leading annual cardiovascular surgeon training event (Ross Summit) draws significant attendance

[PHOTO OF SURGEONS]

BioGlue® & BioFoam® Protein Hydrogel Technologies

BioGlue
•	Dominant adhesive/sealant for cardiovascular
surgery; over 650,000 procedures worldwide
•	Overcomes air and fluid leakage challenges with
sutures and staples
•	4-5x tensile strength of fibrin sealants
•	U.S., European and Shonin (Japanese) approval
BioFoam
•	Surgical adhesive biogel expands 4-5x and quickly solidifies into soft foam
•	Stored at room temperature
•	CE Mark for parenchymal organ sealing; EU launch April 2010
•	Commencing US clinical trials; projected U.S. approval 2015/16

[PHOTO OF SCIENCE EQUIPMENT]

PerClot® - Significant Growth Opportunity

•	Next generation hemostatic agent derived from plant starch; rapid blood absorption
•	$1.3 Billion worldwide market growing to ~$1.9 billion in 2015
•	Decreases disease transmission and immunologic response; no human or animal components
•	Ready-to-use at surgical site
–	No pre mixing or carrier use
–	Room temperature storage
•	Worldwide distribution & technology licensing agreement
•	CE Mark; international distribution began 4Q 2010; U.S. approval expected no later than 2014

[PHOTO OF MEDICAL PROCEDURE]

[PHOTO OF SCIENCE EQUIPMENT]

Cardiac Allograft Tissue

•	Dominant player with >50% market share
•	Ideal for young women and children
•	Lower rate of calcification vs. animal tissues
•	No need for blood thinners vs. mechanical valves
•	No synthetic materials vs. porcine/bovine valves
•	Broad product offering for cardiac reconstruction
–	Preserved human valves
–	CryoValve SG Pulmonary Human Heart Valve
–	CryoPatch material for cardiac reconstruction

[PHOTO OF TISSUE]

[PHOTO OF TISSUE]

[PHOTO OF MEDICAL PROCEDURE]

Vascular Allograft Tissue

•	Vascular disease is a significant co-morbidity of diabetes
•	Broad product offering
–	Saphenous veins, femoral veins & arteries, aortoiliac grafts
–	Used in limb salvage due to vascular disease, aortoiliac replacements, dialysis access, cardiac bypass
•	Overcomes poor performance of synthetic grafts below-the-knee
–	Graft kinking and occlusion
–	Infection complications

[PHOTO OF TISSUE]

[PHOTO OF SCIENCE EQUIPMENT]

[PHOTO OF TISSUE]

Transmyocardial Revascularization (TMR)

•	Treatment for no-option patients with severe angina, incomplete revascularization and chronic ischemic heart disease
•	Proprietary intramyocardial catheters
•	Intraoperative procedure performed by cardiac surgeon
•	Epicardial nature of procedure allows for direct vision of surgical area
•	Produces transmural channels of 1mm in diameter
•	Medicare approved and reimbursable

[PHOTO OF PROCEDURE]
  TMR

[PHOTO OF HUMAN BODY]

Cardiogenesis Acquisition

Increases Addressable Market Opportunity	• Adds $175 million initially, and up to $700 million with biologics
Expanded Portfolio Allows For Significant Growth	• 2010 revenue of $11.3M with >80% gross margin
Strong Anticipated ROI	• Expected break even within first year (excluding transaction and integration related charges and costs)

Cardiogenesis Products

[Photo of Sologrip® III Mini-thoracotomy]	[Photo of Surgery] [Photo of PEARL™ 5.0 Robotic Delivery]	[Photo of Solargen™ 2100s Laser Console]
Sologrip® III Mini-thoracotomy	PEARL™ 5.0 Robotic Delivery	Solargen™ 2100s Laser Console

Next Generation Phoenix Intramyocardial Delivery System

•	Innovative Revascularization approach utilizing autogenous stem cell biologics to increase angiogenesis
•	CE Mark Approval; Planning 30 patient European study to commence in 2012
•	U.S. clinical trials expected to commence in 2012

Phoenix Procedure

[Photo of Laser fiber deployed] Laser fiber deployed 1	[Photo of Three needles with side holes deployed] Three needles with side holes deployed 2	[Photo of 1 cc stem cells injected] 1 cc stem cells injected 3	[Photo of Stem cells injected into the laser border zone] Stem cells injected into the laser border zone 4

ValveXchange: Investing in Complementary Heart Valve Technology

Vanguard™ Transapical

[PHOTO OF MEDICAL TECHNOLOGY]

•	Next-generation lifetime heart valve replacement technology
–	Features potential transapical leaflet replacement; potentially overcomes long-term leaflet wear, which currently requires invasive replacement surgery
–	Applicable to patients of all ages
•	$1.5+ billion worldwide heart valve market, including rapidly expanding TAVI market
•	19% initial equity ownership with right of first refusal for acquisition
–	$3.5 million investment; $2.0 million revolving credit facility

Leveraging Core Business to Invest in Growth Opportunities

TIMELINE GRAPHIC SHOWING THE FOLLOWING:

BioFoam CE Mark

2010

Perclot WW distribution and manufacturing agreement with Starch Medical

BioGlue Japan Approval

Perclot EU Launch

2011

BioGlue Japan Launch

Cardiogenesis Acquisition

ValveXchange Equity Investment

BioFoam US IDE Feasibility Study

2012

Cardiogenesis Integration Complete

CryoValve SG Aortic Valve Launch

Cardiogenesis Initiate 30 Patient European Phoenix Stem Cell Study

2013

2014

Perclot US Launch

2015

BioFoam US Launch

Growing Annual Revenues ($ in millions)

BAR CHART SHOWING THE FOLLOWING:

2006	$81.3
2007	$94.8
2008	$105.0
2009	$111.7
2010	$116.6
2011E	$121.0
2012E	$130.0
2013E	$140.0

Strong Cash & Cash Equivalents ($ in millions)

BAR CHART SHOWING THE FOLLOWING:

2007	$17.5
2008	$22.8
2009	$35.1
2010	$40.8
9/30/2011	$26.0*

Investments over past 2 years (prior to 9/30/2011)
PerClot Technology Acquisition	$6.75 million
Cardiogenesis Acquisition	$21.7 million
Investment in ValveXchange	$3.5 million
Stock Buyback Program	$7.3 million
Business Development	$5.1 million
Total	$44.35 million

* Includes $5.3M in restricted cash

Expanding Pipeline Drives Market Opportunity

Total Addressable Worldwide Market

PIE CHARTS SHOWING THE FOLLOWING:

2011:  $1.1B

Current Products	$1.1B

2015:  $3.5B

Current Products	$1.5B
PerClot Worldwide	$1.4B
BioFoam US	$77
CardioGenesis (Phoenix)	$518

Current Products : BioGlue, Cardiogenesis, Biofoam EU, Perclot EU, Allograft cardiac/vascular tissue
Perclot Worldwide : Excludes EU

CryoLife.com

FORWARD LOOKING STATEMENT

Statements made in this presentation that look forward in time or that express management's beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations.  These statements include those regarding the estimated dollar value of the total opportunity in various cardiovascular product segments, the number of physicians trained annually at our in-house facility and off-site workshops, estimates regarding CryoLife’s total addressable market and the addressable market for each of its products and services, and potential growth of CryoLife’s total addressable market and the addressable market for each of its products and services by 2015, the potential for U.S. approval of PerClot and BioFoam to expand CryoLife’s total addressable market by $1.5 billion by 2015, the anticipated timing of U.S. approval for PerClot and BioFoam, growth estimates for the worldwide market for PerClot, plans regarding strategic growth objectives and the potential benefits of these growth objectives, including revenue growth, expansion of gross margins and improved profitability, plans to invest strong cash flow into R&D and clinical trials, the ability of CryoLife’s direct sales team to further penetrate the cardiac and vascular surgeon market, expected benefits of the Cardiogenesis acquisition, expectations regarding the addressable worldwide market for the Cardiogenesis Phoenix Intramyocardial Delivery System in 2015, anticipated timing of a European study and U.S. clinical trials for the next generation Phoenix Intramyocardial Delivery System, expectations regarding the worldwide heart valve market and the TAVI market, the long-term benefits of ValveXchange’s heart valve replacement technology, expected timing for the launch of various products and related regulatory approvals, and annual revenue projections for CryoLife.  Those risks and uncertainties that could cause the events addressed in these forward-looking statements not to occur as expected include that estimates regarding the worldwide addressable market for various products and services, as well as all of CryoLife’s products and services in the aggregate, may not be correct and could be impacted by regulatory issues, the introduction of competing products and services into the market, the changing preferences and needs of patients and their physicians, and the ability of CryoLife to successfully market and distribute its products and services in multiple countries and jurisdictions.  Investors should be particularly cautious with respect to projections beyond fiscal 2012, as longer-term estimates are more difficult to forecast with accuracy and general economic conditions and the market for CryoLife’s products and services may change substantially. The number of physicians trained annually at CryoLife’s in-house facility and off-site workshops may change and past attendance at these training sessions may not be indicative of future attendance.  Also, there may not be a strong future correlation between current relationships with physicians and attendance at CryoLife-sponsored workshops and revenue ultimately generated by CryoLife products and services.  Estimates regarding the timing of regulatory approvals for CryoLife products are subject to factors beyond CryoLife’s control and CryoLife may not be able to obtain the necessary approvals in a timely or cost-efficient manner, if at all. Plans regarding CryoLife’s strategic growth objectives and its use of cash are subject to change based on the various business needs of the Company.  Management may choose to allocate its assets in ways that are currently unanticipated and there is no guarantee that CryoLife will continue to pursue strategic acquisitions or invest in R&D and clinical trials.  Current plans with respect to growth opportunities are subject to change, and management may ultimately determine that there are better uses for our cash based on numerous factors.

FORWARD LOOKING STATEMENT - continued

Any business development efforts and/or R&D investments are subject to delays, cost overages and regulatory difficulties, and efforts to fully integrate future acquisitions and new product offerings into our business, or efforts relating to R&D and clinical trials, may not be successful and can potentially disrupt our normal business activities.  CryoLife’s projections regarding annual revenues may be materially impacted by CryoLife’s ability to obtain certain regulatory approvals on a timely basis, its ability to successfully market various products and services in multiple countries and jurisdictions, and changing economic conditions generally.  CryoLife has also inherited certain risks and uncertainties related to its recent acquisition of Cardiogenesis' business.  These risks and uncertainties include that CryoLife's ability to maintain revenues and achieve growth in revenues from Cardiogenesis’ revascularization technology in the future is dependent upon physician awareness of this technology as a safe, efficacious, and appropriate treatment for their patients, CryoLife may not be able to successfully market Cardiogenesis' revascularization technology if third party reimbursement for the procedures performed with this technology is not available for its health care provider customers, if suppliers or manufacturers with respect to Cardiogenesis products fail to comply with ongoing FDA or other foreign regulatory authority requirements, CryoLife's Cardiogenesis business may be negatively impacted, third-party distributors or CryoLife's own distributors may not effectively distribute Cardiogenesis products, CryoLife's international operations with respect to Cardiogenesis subject it to certain operating risks, which could adversely impact its net sales, results of operations and financial condition, Cardiogenesis has been named as a defendant in a patent infringement lawsuit and costly litigation may be necessary to protect or defend its intellectual property rights, and Cardiogenesis' internal controls over financial reporting may not have been effective prior to the merger, which could have a significant and adverse effect on CryoLife.  These risks and uncertainties related to Cardiogenesis' business that CryoLife has inherited also include the risk factors detailed in Cardiogenesis' Securities and Exchange Commission filings, including its Form 10-K filing for the year ended December 31, 2010, and Cardiogenesis' other SEC filings.  Our anticipated future performance, including revenue projections, is subject to the general risks associated with our business, including that we are significantly dependent on our revenues from BioGlue and are subject to a variety of risks affecting this product, including that a German Patent Court has nullified our main BioGlue patent in Germany, and if the ruling is upheld on appeal, we would be prevented from suing to prevent third parties from infringing the main BioGlue patent in Germany, the integration of Cardiogenesis’ business into our business may be slower than expected or unsuccessful, and our revenues and operating expenses may be materially adversely impacted as a result, we are subject to stringent domestic and foreign regulation which may impede the approval process of our tissues and products, hinder our development activities and manufacturing processes, and, in some cases, result in the recall or seizure of previously cleared or approved tissues and products, our liquidity and earnings may be impacted by our substantial investment in our distribution and license and manufacturing agreements with SMI, and we may not fully realize the benefit of our investment in future years unless we are able to obtain FDA approval for PerClot in the U.S., which will require an additional commitment of funds, the FDA rejected our initial IDE application for PerClot and we are working to address its concerns, but there is no guarantee that we can do so on a timely or cost efficient basis, if at all, uncertainties related to patents and protection of proprietary technology may adversely affect the value of our intellectual property, we are involved in significant litigation with Medafor and that litigation cost may have a material adverse impact on our profitability

FORWARD LOOKING STATEMENT - continued

Medafor has filed counter-claims against us with respect to our lawsuit against Medafor, and if Medafor is successful in its claims, our revenues and profitability may be materially, adversely impacted, we may be unsuccessful in our efforts to market and sell PerClot in the U.S. and internationally, our investment in Medafor may have been impaired due to Medafor’s termination of our distribution agreement with Medafor, which could have a material adverse impact on our financial condition and profitability, the tissues we process and our products allegedly have caused and may in the future cause injury to patients, and we have been and may be exposed to product liability claims, including one currently outstanding product liability lawsuit, and additional regulatory scrutiny as a result, we may expand through acquisitions or licenses of or investments in other companies or technologies, which may result in additional dilution to our stockholders and consume resources that may be necessary to sustain our business, we may find it difficult to integrate recent acquisitions of technology and potential future acquisitions of technology or business combinations, which could disrupt our business, dilute stockholder value, and adversely impact our operating results, we may not realize the anticipated benefits from an acquisition and could acquire unforeseen liabilities in connection with acquisitions, demand for our tissues and products could decrease in the future, which could have a material adverse effect on our business, the success of many of our tissues and products depends upon strong relationships with physicians, consolidation in the health care industry could lead to demands for price concessions, limits on the use of our tissues and products, or eliminate our ability to sell to certain of our significant market segments, healthcare policy changes, including recent federal legislation to reform the U.S. healthcare system, may have a material adverse effect on us, our existing insurance policies may not be sufficient to cover our actual claims liability, we are dependent on the availability of sufficient quantities of tissue from human donors, our CryoValve SGPV post-clearance study may not provide expected results, intense competition may affect our ability to operate profitably, the loss of any of our sole-source suppliers could have an adverse effect on our revenues, financial condition, profitability, and cash flows, regulatory action outside of the U.S. has affected our business in the past and may affect our business in the future, rapid technological change could cause our services and products to become obsolete, continued fluctuation of foreign currencies relative to the U.S. Dollar could materially and adversely impact our business, our credit facility limits our ability to pursue significant acquisitions, key growth strategies may not generate the anticipated benefits, our ability to borrow under our credit facility may be limited, we may not be able to enter into a new credit facility after our current credit facility expires, we may not be successful in obtaining necessary clinical results and regulatory approvals for services and products in development, and our new services and products may not achieve market acceptance, investments in new technologies and acquisitions of products or distribution rights may not be successful, extensive government regulation may adversely affect our ability to develop and market services and products, if we are not successful in expanding our business activities in international markets, we may be unable to increase our revenues, we are not insured against all potential losses, and natural disasters or other catastrophes could adversely affect our business, financial condition and profitability, we may be unable to obtain adequate insurance at a reasonable cost, if at all, and we are dependent on key personnel. These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for the year ended December 31, 2010, and subsequent SEC filings.  CryoLife does not undertake to update its forward-looking statements.